INDEXIQ ACTIVE ETF TRUST
IQ MACKAY MUNICIPAL INTERMEDIATE ETF
(the “Fund”)
Supplement dated December 11, 2020 (“Supplement”) to the
Summary Prospectus dated August 28, 2020
and the Prospectus dated August 28, 2020
Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.
Effective immediately, the Fund’s principal investment strategy has been amended such that it will no longer purchase Municipal Bonds whose interest is subject to the federal alternative minimum tax. To the extent that the Fund already holds Municipal Bonds whose interest is subject to the federal alternative minimum tax, the Subadvisor may elect not to immediately sell such securities and the Fund may continue to hold the securities until their maturity or sale at a later date. In accordance with this change, the Prospectus is revised as set forth below.
1.
The second sentence of the third paragraph of the section entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Fund does not intend to invest in Municipal Bonds whose interest is subject to the federal alternative minimum tax.
2.
The third paragraph of the section entitled “Description of the Principal Strategies of the Funds” is deleted in its entirety and replaced with the following:

Each of IQ MacKay Municipal Insured ETF and IQ MacKay Municipal Short Duration ETF may not invest more than 20% of its net assets in tax-exempt securities subject to the federal alternative minimum tax. IQ MacKay Municipal Intermediate ETF will not invest in tax-exempt securities subject to the federal alternative minimum tax.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE
MEMMIT16a-12/20